UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 21, 2019

Splunk Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35498	86-1106510
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

270 Brannan Street

San Francisco, California 94107

(Address of principal executive offices, including zip code)

(415) 848-8400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SPLK	The NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On August 21, 2019, Splunk Inc. (the “Company”), certain of its wholly owned subsidiaries, SignalFx, Inc., a Delaware corporation (“SignalFx”) and Fortis Advisors LLC (solely in its capacity as the representative of certain of the equityholders of SignalFx) entered into an Agreement and Plan of Mergers (the “Merger Agreement”).

The Merger Agreement provides, among other things, that on the terms and subject to the conditions set forth therein, the Company will acquire all of the outstanding equity of SignalFx for total consideration of $1.05 billion, subject to adjustment.  The consideration to be paid to the stockholders of SignalFx will consist, in the aggregate, of approximately 40% in shares of Company common stock (at a fixed value of $126.73 per share, which is the average of the daily volume weighted average prices of a share of the Company’s common stock for the ten trading days prior to the date of the Merger Agreement) and approximately 60% in cash, subject to certain adjustments. Any stockholder of SignalFx that is not an accredited investor will receive his, her or its portion of the merger consideration solely in cash and the stockholders that are accredited investors will receive proportionally more shares of Company common stock and less cash.

Outstanding SignalFx stock options that are vested at the closing of the transaction will be cancelled in exchange for either a cash payment or, in the case of certain key employees, payments consisting of 60% cash and 40% Company common stock.  Outstanding SignalFx stock options that are unvested will be converted into options to purchase Company common stock, and outstanding restricted shares of SignalFx common stock will be converted into restricted shares of Company common stock.

A portion of the aggregate merger consideration will be held in escrow to serve as security for potential indemnification claims under the Merger Agreement. In addition, the Merger Agreement contains customary representations and warranties and covenants from each of the parties. The closing of the transactions contemplated by the Merger Agreement (the “Closing”) is anticipated to occur during the second half of the Company’s fiscal year 2020 and is subject to customary closing conditions, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The Merger Agreement also provides customary termination rights to each of the parties.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending October 31, 2019.

Item 3.02 Unregistered Sales of Equity Securities.

See the disclosure under Item 1.01 of this Current Report on Form 8-K which is incorporated into this Item 3.02 by reference.  The issuance of shares of Company common stock pursuant to the Merger Agreement will be made solely to accredited investors, and thus in reliance on one or more exemptions or exclusions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), including Section 4(a)(2) of the Securities Act, Regulation D promulgated under the Securities Act or in reliance on Regulation S promulgated under the Securities Act.

Item 7.01 Regulation FD Disclosure.

On August 21, 2019, the Company issued a press release announcing the Company’s entry into the Merger Agreement. A copy of the press release is furnished herewith as Exhibit 99.1.

The information set forth under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements, as that term is defined under the federal securities laws, including but not limited to statements regarding the expected completion of the transactions contemplated by the Merger Agreement and the time frame in which this will occur. These forward-looking statements are based on the Company’s current assumptions, expectations and beliefs and are subject to substantial risks, uncertainties, assumptions and changes in circumstances, including, among other things, timing of the anticipated closing of the transactions contemplated by the Merger Agreement and the risk that regulatory and other conditions to the closing may not be satisfied, and the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Further information on these and other factors that could affect the forward-looking statements in this Current Report on Form 8-K is included in the filings the Company makes with the Securities and Exchange Commission (the “SEC”) from time to time, particularly under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” including the Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2019. Copies of these documents may be obtained by visiting the Company’s Investor Relations website at http://investors.splunk.com/investor-relations or the SEC’s website at www.sec.gov. These forward-looking statements represent the parties’ expectations only as of the date of this Current Report on Form 8-K. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit
Number	Description

99.1	Press release issued by Splunk Inc. dated August 21, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPLUNK INC.

By:	/s/ Jason Child
Jason Child Senior Vice President and Chief Financial Officer

Date: August 21, 2019